WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
                               SEPARATE ACCOUNT 1


                       FLEXIBLE PURCHASE PAYMENT DEFERRED
                           VARIABLE ANNUITY CONTRACTS



                      STATEMENT OF ADDITIONAL INFORMATION



         This Statement of Additional Information is not a prospectus, but contains information in addition to that set forth in the current prospectus dated May 1, 1995, as amended November 14, 1995 (the "Prospectus") for the variable annuity contracts ("CONTRACTS") offered by Western-Southern Life Assurance Company (the "COMPANY") through its Separate Account 1 (the "VARIABLE ACCOUNT"), and should be read in conjunction with the Prospectus. Unless otherwise noted, the terms used in this Statement of Additional Information have the same meanings as those set forth in the Prospectus.

         A copy of the Prospectus may be obtained by calling the Touchstone Variable Annuity Service Center at 1-800-669-2796 or by written request to the Company at 400 Broadway, Cincinnati, Ohio 45202.


                                The date of this
                      Statement of Additional Information
                                       is
                                  May 1, 1995
as amended November 14, 1995

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

PART I - DISCUSSION REGARDING THE VARIABLE ANNUITY
         CONTRACTS..............................................................................................  1
General           ..............................................................................................  1
Administrative Services.........................................................................................  1
Safekeeping of Assets...........................................................................................  1
Distribution of the Contracts...................................................................................  1
Sub-Account Performance.........................................................................................  2
Yields                     .....................................................................................  2
Total Return               .....................................................................................  2
Fixed Annuity Income Payments...................................................................................  4
Independent Accountants.........................................................................................  5

PART II - DISCUSSION REGARDING THE SELECT ADVISORS
         PORTFOLIOS.............................................................................................  5

SUMMARY  .......................................................................................................  5

INVESTMENT OBJECTIVES, TECHNIQUES, POLICIES AND
         RESTRICTIONS...........................................................................................  6

INVESTMENT OBJECTIVES...........................................................................................  6

INVESTMENT TECHNIQUES...........................................................................................  6
Certificates of Deposit and Bankers' Acceptances................................................................  6
Commercial Paper  ..............................................................................................  7
Lower-Rated Debt Securities.....................................................................................  7
Illiquid Securities.............................................................................................  8
Foreign Securities:  Special Considerations Concerning Eastern Europe...........................................  9
Lending Portfolio Securities....................................................................................  9
Futures Contracts and Options on Futures Contracts.............................................................. 10
General                    ..................................................................................... 10
Futures Contracts          ..................................................................................... 10
Options on Futures Contracts.................................................................................... 12
Options on Foreign Currencies................................................................................... 13
Additional Risks of Options on Futures Contracts, Forward Contracts and
                           Options on Foreign Currencies........................................................ 15
Options on Securities........................................................................................... 16
Options on Securities Indexes................................................................................... 18
Forward Currency Contracts...................................................................................... 19
Rating Services   .............................................................................................. 20


INVESTMENT RESTRICTIONS......................................................................................... 21
Fundamental Policies............................................................................................ 21
State and Federal Restriction................................................................................... 22
Portfolio Transactions and Brokerage Commissions................................................................ 25

VALUATION OF SECURITIES; REDEMPTION IN KIND..................................................................... 27

MANAGEMENT OF THE SA TRUST...................................................................................... 29
Trustees of the SA Trust........................................................................................ 29
Officers of the SA Trust........................................................................................ 30
Trustee Compensation Table...................................................................................... 31
Advisor, Portfolio Advisors, Administrator and Sponsor.......................................................... 32
Advisor                    ..................................................................................... 32
Portfolio Advisors         ..................................................................................... 33
Administrator              ..................................................................................... 33
Sponsor                    ..................................................................................... 34
Custodian         .............................................................................................. 34
Counsel and Independent Accountants............................................................................. 35

ORGANIZATION OF THE SA TRUST.................................................................................... 35

TAXATION ....................................................................................................... 35
Taxation of the Portfolios...................................................................................... 35
Sub-Account Diversification..................................................................................... 36

FINANCIAL STATEMENTS............................................................................................ 37

APPENDIX .......................................................................................................A-1

BOND, COMMERCIAL PAPER AND MUNICIPAL OBLIGATIONS RATINGS........................................................A-1
Moody's Bond Ratings............................................................................................A-1
S&P's Bond Rating ..............................................................................................A-2
Description of S&P Municipal Bond Ratings:......................................................................A-3
Description of Moody's Municipal Bond Ratings:..................................................................A-4
Description of S&P Municipal Note Ratings:......................................................................A-4
Description of Moody's Municipal Note Ratings:..................................................................A-5
S&P's Commercial Paper Ratings..................................................................................A-5
Moody's Commercial Paper Ratings................................................................................A-5

PART I - DISCUSSION REGARDING THE VARIABLE ANNUITY CONTRACTS

GENERAL

         Except as otherwise indicated herein, all capitalized terms shall have the meanings assigned to them in the Prospectus.

         The Company is subject to regulation by the Ohio Department of Insurance, which periodically examines its financial condition and operations. The Company also is subject to the insurance laws and regulations of all jurisdictions in which it offers Contracts. Copies of the Contract have been filed with, and, where required, approved by, insurance regulators in those jurisdictions. The Company must submit annual statements of its operations, including financial statements, to such state insurance regulators so that they may determine solvency and compliance with applicable state insurance laws and regulations.

         The Company and the Separate Account have filed a Registration Statement regarding the Contracts with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933. The Prospectus and this Statement of Additional Information do not contain all of the information in the Registration Statement.

ADMINISTRATIVE SERVICES

         The Company has entered into an agreement with Vantage Computer Systems, Inc., 301 West 11th Street, Kansas City, Missouri 64105 ("VANTAGE"). Pursuant to this agreement, Vantage acts as recordkeeping agent for the Company with respect to the Contracts and the Separate Account. Under the agreement, Vantage maintains certain records regarding the Contracts and assists the Company in administering the daily operations of the Variable Account.

SAFEKEEPING OF ASSETS

         The assets of the Variable Account are held by the Company, separate from the Company's general account assets and any other separate accounts which the Company has or will establish. The Company maintains records of all purchases and redemptions of the interests in the Portfolios held by the Sub-Accounts. The Company maintains fidelity bond coverage for the acts of its officers and employees.

DISTRIBUTION OF THE CONTRACTS

         As disclosed in the Prospectus, the Contracts are distributed through Touchstone Securities, Inc. (the "DISTRIBUTOR"), which is a wholly-owned subsidiary of IFS Financial Services, Inc. ("IFS"). IFS is a wholly-owned subsidiary of the Company. The Distributor is a member of the National Association of Securities Dealers. The offering of the Contracts is continuous, and the Company does not anticipate discontinuing offering the Contracts, although it reserves the right to do so.

SUB-ACCOUNT PERFORMANCE

         The performance of the Sub-Accounts may be quoted or advertised by the Company in various ways. All performance information supplied by the Company in advertising is based upon historical results of the Sub-Accounts and the Portfolios and is not intended to indicate future performance of either one. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration. The value of an Accumulation Unit, yields and total returns fluctuate in response to market conditions, interest rates and other factors.

        YIELDS

        From time to time, the Company may advertise the yields of the Sub-Accounts. The "yield" of a non-money market Sub-Account refers to the income generated by that Sub-Account over a thirty-day period.

        "Yield" for a Sub-Account is computed by dividing the net investment income per Accumulation Unit earned during the thirty-day period by the maximum offering price per Accumulation Unit on the last day of the period, according to the following formula:

                                      A-B
                                      ---
                          Yield = 2 [ ( CD + 1) 6 - 1]

where. . .

        a  =    net investment  income  attributable to Portfolio  investments earned by the applicable Sub-Account during the thirty-day period

        b  =    expenses accrued for the period (net of expense  reimbursement and including the pro-rata Contract Maintenance Charge).

        c  =    average daily number of Accumulation  Units outstanding during the period.

        d  =    the maximum offering price per  Accumulation  Unit on the last day of the period.

        TOTAL RETURN

        "Total return" or "average annual total return" quoted in advertising reflects all aspects of a Sub-Account's return, including the effect of reinvestment by the Variable Account of Portfolio income and capital gain distributions and any change in the Sub-Account's value over the applicable period. Such quotations reflect Contract Maintenance, Contract Administration and Mortality and Expense Risk Charges. Since the Contract is intended as a long-term investment, total return calculations will assume that no partial withdrawals from the hypothetical

Contract occurred during the applicable period, but that a Surrender Charge would be incurred upon the hypothetical withdrawal at the end of the applicable period.

        Average annual total returns are calculated by determining the average annual compounded rates of return over one, five and ten year periods (or since commencement of operations) that would equate an initial hypothetical investment to the ending redeemable value according to the following formula:

                         P (1 + T)n = ERV

        where:

                   P  =     a hypothetical initial Purchase Payment of $1,000
                   T  =     average annual total return
                   n  =     number of years and/or portion of a year
                 ERV  =     ending redeemable value of a hypothetical initial
                            Purchase Payment of $1,000 at the end of the applicable period

If a Sub-Account has been in existence for less than one, five or ten years, the time period since the date of the initial public offering will be substituted for the periods stated.

         As a hypothetical example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are convenient means of comparing investment alternatives, investors should realize that any Sub-Account's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of any Sub-Account.

         Any total return quotation provided for a Sub-Account should not be considered as representative of the performance of the Sub-Account in the future, since the net asset value will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Sub-Account and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Sub-Account to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

         Average annual total return is calculated as required by applicable regulations. In addition to average annual total returns, a Sub-Account may quote cumulative total returns reflecting the simple change in value of any investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount.

         The Company may advertise examples of the effects of dollar cost averaging, whereby an Owner periodically invests a fixed dollar amount in a Sub-Account, thereby purchasing fewer Accumulation Units when prices are high and more Accumulation Units when prices are low. While such a strategy does not assure a profit nor guard against a loss in a declining market, the Owner's average cost per Accumulation Unit can be lower than if fixed numbers of Accumulation Units had been purchased at the same intervals. In evaluating dollar cost averaging, Owners should consider their ability to continue purchasing Accumulation Units during periods of low price levels.

         Performance information for any Sub-Account may be compared, in reports to Owners and in advertising, to stock indices, other variable annuity separate accounts or other products tracked by Lipper Analytical Services, or other widely used independent research firms which rank variable annuities and investment companies by overall performance, investment objectives and assets. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges and investment management costs.

FIXED ANNUITY INCOME PAYMENTS

         The Contracts provide only for fixed annuity income options. The amount of such payments is calculated by applying the Surrender Value, less any applicable premium tax, at annuitization to the income payment rates for the annuity payout plan selected. Annuity income payments will be the larger of:

         (a) the income based on the rates shown in the Contract's Annuity Tables for the annuity payout plan chosen; and

         (b) the income calculated by applying the proceeds as a single premium at the Company's current rates in effect on the date of the first income payment for the same plan.

        Annuity income payments under any of the annuity payout plans will not vary in dollar amount and will not be affected by the future investment performance of the Variable Account.

        If the Owner of the Contract dies before the entire interest in the Contract is distributed, the Contract Value must be distributed as described below so that the Contract qualifies as an annuity under the Internal Revenue Code.

        If death occurs on or after the Income Date, any remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If death occurs before the Income Date, the entire interest in the Contract must be distributed within five years after the date of death, unless the following conditions are met.

        If an annuity payout option is selected by the Beneficiary and if annuity income payments begin within one year of the Owner's death, the value of the Contract may be distributed over the Beneficiary's life or a period not exceeding the Beneficiary's life expectancy. However, for Qualified Contracts where the Owner's spouse is the Beneficiary, annuity income payments need not begin within one year after the Owner's death; rather, they need only begin on or before April 1 of the calendar year in which the Owner would have attained age 70-1/2.

INDEPENDENT ACCOUNTANTS

        The Balance Sheets of the Company as of December 31, 1993 and 1994, and the Summaries of Operations, Statements of Changes in Shareholder's Equity and Statements of Cash Flows of the Company for each of the three years in the period ended December 31, 1994, included in this registration statement, have been included herein in reliance on the report of Coopers & Lybrand LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.


PART II - DISCUSSION REGARDING THE SELECT ADVISORS PORTFOLIOS

                                    SUMMARY

        Except as otherwise indicated herein, all capitalized terms have the meanings assigned to them in the Prospectus.

        As described in the Prospectus, the Variable Account seeks to achieve the investment objectives of each Sub-Account by investing all the investable assets of the Sub-Account in a diversified open-end management investment company having the same investment objectives as such Sub-Account. These investment companies are, respectively, Emerging Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Growth & Income Portfolio, Income
Opportunity Portfolio, Bond Portfolio and Standby Income Portfolio (each a "PORTFOLIO" or, collectively, the "PORTFOLIOS"). Detailed information regarding the Emerging Growth, International Equity, Balanced, Income Opportunity and Standby Income Portfolios (the "VIT PORTFOLIOS") is contained in the separate prospectus of the Select Advisors Variable Insurance Trust (the "VI TRUST") that accompanies the Prospectus. Detailed information regarding the Bond Portfolio and the Growth & Income Portfolio (the "SAT PORTFOLIOS") is contained in Part II of the Prospectus and this Statement of Additional Information.

        Since the investment characteristics of each Sub-Account will correspond directly to those of the respective Portfolio in which the Sub-Account invests all of its Assets, the following is a discussion of the various investments of and techniques employed by the SAT Portfolios.

         As disclosed in the Prospectus, Touchstone Advisors, Inc. (the "ADVISOR") is the investment advisor of each Portfolio, and the specific investments of each Portfolio are managed on a day-to-day basis by their respective investment advisors (collectively, the "PORTFOLIO ADVISORS"). Signature Financial Services, Inc. ("SIGNATURE" or the "ADMINISTRATOR") serves as administrator and fund accounting agent to each Portfolio.


          INVESTMENT OBJECTIVES, TECHNIQUES,POLICIES AND RESTRICTIONS

                             INVESTMENT OBJECTIVES

         The investment objective(s) of each Sub-Account is described in the Prospectus. There can, of course, be no assurance that any Sub-Account will achieve its investment objective(s). See THE VI TRUST AND THE SA TRUST in the Prospectus.


        The following provides additional information about certain of the investment techniques employed by one or more of the SAT Portfolios. For further information, refer to the discussion of investment techniques in the Prospectus.

                             INVESTMENT TECHNIQUES

        Since the investment characteristics of each Sub-Account will correspond directly to those of the corresponding SAT Portfolio, the following is a discussion of certain investments of and techniques employed by the SAT Portfolios.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

        Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a timedraft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER

        Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

        For a description of commercial paper ratings, see the Appendix.

LOWER-RATED DEBT SECURITIES

        While the market for high yield corporate debt securities (commonly known as "junk bonds") has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield, high risk bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

        The market for junk bonds may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, such lower-rated debt securities will be valued in accordance with procedures establish by the Board of Trustees of the SA Trust, including the use of outside pricing services. Judgment plays a greater role in valuing high yield, high risk corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

        In considering investments for the Portfolio, the Portfolio Advisor will attempt to identify those issuers of high yielding debt securities ("junk bonds") whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Portfolio Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

        A Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Portfolio.

        For a description of bond ratings, see the Appendix to the Prospectus.

ILLIQUID SECURITIES

        Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 ACT"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Portfolio might not be able to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Portfolio might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

        In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

        The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The
Advisor and each Portfolio Advisor anticipate that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

        Each Portfolio Advisor will monitor the liquidity of Rule 144A securities in the respective Portfolio's portfolio under the supervision of the Trust's Board of Trustees. In reaching liquidity decisions, each Portfolio Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

FOREIGN SECURITIES:  SPECIAL CONSIDERATIONS CONCERNING EASTERN EUROPE

        Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability;
(ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolios' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the Commonwealth of Independent States (formerly the Union of Soviet Socialist Republics).

        In certain of these markets, the Communist Party, despite the fall of communist dominated governments, continues to exercise a significant or, in some countries, a dominant role. So long as this situation continues or currently controlling parties remain vulnerable to sudden removal from power, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The former communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future at the hands of either an existing non-communist regime or upon the return to power of the Communist Party. In the event of such expropriation, a Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Portfolio's shareholders.

LENDING PORTFOLIO SECURITIES

        By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities loaned, including accrued interest, rises above the value of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any in crease in market value; (v) the

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
Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

        GENERAL

        The successful use of futures contracts and options on futures contracts draws upon the Portfolio Advisor's skill and experience with respect to such instruments and usually depends on the Portfolio Advisor's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, an SAT Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

        FUTURES CONTRACTS

        An SAT Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. An SAT Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury bonds, Treasury Notes, GNMA modified pass-through mortgage-backed securities and three-month U.S. Treasury bills. An SAT Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

        At the same time a futures contract is purchased or sold, the SAT Portfolio must allocate cash or securities as a deposit payment ("INITIAL DEPOSIT"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

        At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

        Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the SAT Portfolio will incur brokerage fees when it purchases or sells futures contracts.

        The purchase of the acquisition or sale of a futures contract, in the case of an SAT Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

        Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, an SAT Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. When a Portfolio enters into a futures contract for any purpose, the Portfolio will establish a segregated account with the Portfolio's custodian to collateralize or "cover" the Portfolio's obligation consisting of cash, cash equivalents or high grade liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

        The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Portfolio Advisor may still not result in a successful transaction.

        In addition, futures contracts entail risks. Although each applicable Portfolio Advisor believes that use of such contracts will benefit the respective Portfolio, if the Portfolio Advisor's investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if an SAT Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. An SAT Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

        OPTIONS ON FUTURES CONTRACTS

        Each SAT Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when an SAT Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

        The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, an SAT Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

        The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

        The amount of risk an SAT Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

        An SAT Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio would exceed 5% of the market value of the total assets of the Portfolio.

        OPTIONS ON FOREIGN CURRENCIES

        Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

        Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an SAT Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

        Options on foreign currencies may be written for the same types of hedging purposes. For example, where an SAT Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

        Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the SAT Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

        Each SAT Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

        Each SAT Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an averse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

         ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

        Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

        Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanged. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transaction. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting an SAT Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

        The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery or currency, the fixing of dollar settlement prices or prohibitions on exercise.

        As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. An SAT Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

        In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

OPTIONS ON SECURITIES

        The SAT Portfolios may write (sell), to a limited extent, only covered call and put options on a security then held in its portfolio ("COVERED OPTIONS") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

        When an SAT Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the SAT Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("NET PREMIUM"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

        When an SAT Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the SAT Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The SAT Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio owns or which the Portfolio wishes to acquire the securities at the exercise price.

        An SAT Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

        When an SAT Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the SAT Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

        Securities against which options are written will be segregated on the books of the custodian for the Portfolio. If the Portfolio does not own the security on which the option is written, the Portfolio will "cover" its obligation by placing high grade liquid debt securities in a segregated account at the Portfolio's custodian.

        An SAT Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

        An SAT Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("PROTECTIVE PUTS") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the SAT Portfolio's portfolio securities. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

        Each SAT Portfolio has adopted certain other nonfundamental policies concerning option transactions which are discussed below. The Portfolio's activities in options may also be restricted by the requirements of the Internal Revenue code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

        The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

        An SAT Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S.
Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Portfolio Advisor will monitor the creditworthiness of dealers with whom a Portfolio enters into such options transactions under the general supervision of the Board of Trustees.

OPTIONS ON SECURITIES INDEXES

        Options on securities indexes give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

        Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the SAT Portfolio generally will only purchase or write such an option if the Portfolio Advisor believes the option can be closed out.

        Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. An SAT Portfolio will not purchase such options unless the Advisor and the respective Portfolio Advisor each believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

        Price movements in an SAT Portfolio's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Portfolio Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

        When a Portfolio writes a put or call option on a securities index it will cover the position by placing high grade liquid debt instruments in a segregated asset account with the Portfolio's custodian.

FORWARD CURRENCY CONTRACTS

        Because, when investing in foreign securities, a Portfolio buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Portfolios from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

        A forward currency contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each SAT Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

        An SAT Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Portfolio Advisor's long-term investment decisions, an SAT Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions. However, the Portfolio Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

        While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event the SAT Portfolio's ability to utilize forward currency contracts in the manner set forth in the Prospectus may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject a Portfolio to certain risks.

        The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the SAT Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

RATING SERVICES

        The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Portfolio Advisors also make their own evaluation of these securities, subject to review by the Board of Trustees of the SA Trust. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to eliminate the obligation from its portfolio, but a Portfolio Advisor will consider such an event in its determination of whether a Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectuses is set forth in the Appendix to this Statement of Additional Information.


                            INVESTMENT RESTRICTIONS

        The investment restrictions described below as "fundamental policies" of each SAT Portfolio may not be changed with respect to any Portfolio without the approval of a "majority of the outstanding voting securities" of the SAT Portfolio. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 ACT"), and as used in this Statement of Additional Information and the Prospectus, means, with respect to the Portfolio, the lesser of (i) 67% or more of the outstanding voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio.

FUNDAMENTAL POLICIES

        As a matter of fundamental policy, no SAT Portfolio may:

        (1) borrow money or mortgage or hypothecate assets of the Portfolio, except that, in an amount not to exceed 1/3 of the current value of the Portfolio's net assets, it may borrow money (including through reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

        (2) underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

        (3) make loans to other persons except: (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

        (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Portfolio may hold and sell, for its portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

        (5) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry;

        (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

        (7) with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.

STATE AND FEDERAL RESTRICTIONS

        In order to comply with certain state and federal statutes and policies, neither SAT Portfolio will, as a matter of operating policy (changeable by the respective Board of Trustees without a shareholder vote) (except that no operating policy shall prevent a Portfolio from investing all of its assets in an open-end investment company with substantially the same investment objectives), do any of the following:

     (i) borrow money (including through reverse repurchase agreements or dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that no Portfolio may purchase any security while outstanding borrowings exceed 5%;

     (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's net assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

     (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     (iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

     (v)   invest for the purpose of exercising control or management;

     (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio; provided further that, except in the case of a merger or consolidation, the Portfolio shall not purchase any securities of any open-end investment company;

     (vii) invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the SA Trust to be liquid);

     (viii)invest more than 15% of the Portfolio's total assets in securities (taken at the greater of cost or market value) in (a) securities (including Rule 144A securities) that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers that (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Portfolio's total assets are invested in securities issued by issuers that (including predecessors) have been in operation less than three years;

     (ix) invest more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;

     (x) purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

     (xi) purchase or retain in the Portfolio's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio, or is an officer or partner of the Advisor, if after the purchase of the securities of such issuer for the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

     (xii) invest more than 5% of the Portfolio's net assets in warrants (valued at the lower of cost or market), but not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York Stock Exchange Inc. ("NYSE") or the American Stock Exchange;

     (xiii)make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolios have no current intention to engage in short selling);

     (xiv) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Portfolio's aggregate investment in such classes of securities will exceed 5% of its total assets;

     (xv) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's net assets; (c) the securities subject to the exercise of the call written by the Portfolio must be owned by the Portfolio at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Portfolio will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio has purchased a closing put, which is a put of the same series as the one previously written; and

     (xvi) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.

         Each Portfolio also will comply with the applicable investment limitations found in the state securities law and regulations of all states in which the corresponding Sub-Account, or any registered investment company investing in the Portfolio is registered.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

         The Portfolio Advisors for the SAT Portfolios are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each SAT Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, the Advisor, the Portfolio Advisors or their subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Portfolio are frequently placed by the Portfolio Advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

         The Portfolio Advisors seek to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for a Portfolio taking into account such factors as price, commission (negotiable in case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Portfolio Advisors review on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         The Portfolio Advisors are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

         Consistent with the policy stated above, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine, the Portfolio Advisors may consider sales of shares of the Trust and of other investment company clients of the Advisor or the Portfolio Advisor as a factor in the selection of broker-dealers to execute portfolio transactions. The Portfolio Advisor will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

         Higher commissions may be paid to firms that provide research services to the extent permitted by law. A Portfolio Advisor may use this research information in managing an SAT Portfolio's assets, as well as the assets of other clients.

         For the period November 21, 1994 (commencement of operations) to December 31, 1994, the aggregate commissions paid by each Portfolio is as follows:




                              Bond                         Growth & Income
                            Portfolio                         Portfolio

Aggregate Commissions         None                              $4,982

         Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to a Portfolio and to the corresponding Portfolio Advisor, it is the opinion of the management of the Portfolios that such information is only supplementary to the Portfolio Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Portfolio Advisor's staff. Such information may be useful to the Portfolio Advisor in providing services to clients other than the SAT Portfolios, and not all such information is used by the Portfolio Advisor in connection with such Portfolios. Conversely, such information provided to the Portfolio Advisor by brokers and dealers through whom other clients of the Portfolio Advisor effect securities transactions may be useful to the Portfolio Advisor in providing services to the Portfolios.

         In certain instances there may be securities which are suitable for an SAT Portfolio as well as for one or more of the Advisor's other clients, including Portfolios of the SAT Trust that are not available to the Sub-Accounts. Investment decisions for a Portfolio and for the Portfolio Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Portfolio is concerned. however, it is believed that the ability of a Portfolio to participate in volume transactions will produce better executions for the Portfolio.



                  VALUATION OF SECURITIES; REDEMPTION IN KIND

         The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the SA Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

         The accounting records of the Portfolios are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

         The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

                  type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         To the extent that an SAT Portfolio purchases securities which are restricted as to resale or for which current market quotations are not available, the Portfolio Advisor will value such securities based upon all relevant factors as outlined in FRR 1.

         Each SAT Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust or the Portfolio, as the case may be, and valued as they are for purposes of computing the Portfolio's net asset value (a redemption in kind). If payment is made in securities, an investor, including the corresponding Sub-Account, may incur transactions expenses in converting these securities into cash. The SA Trust, on behalf of each Portfolio, has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Portfolio is obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio, as the case may be, at the beginning of the period.

         Each investor in an SAT Portfolio, including the corresponding Sub-Account, may add to or reduce its investment in the Portfolio on each day that the NYSE is open for business. As of 4:00 p.m., New York time, on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. on the following day the NYSE is open for trading.


                           MANAGEMENT OF THE SA TRUST

         The Trustees and officers of the SA Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the SA Trust. Unless otherwise indicated, the address of each Trustee and officer is 318 Broadway, Cincinnati, Ohio.

TRUSTEES OF THE SA TRUST

         *EDWARD G. HARNESS, JR. -- Trustee and President; Director, President and Chief Executive Officer, Touchstone Advisors, Inc. (since December, 1993); Director, Chief Executive Officer, Touchstone Securities (since October, 1991); President, IFS Financial Services, Inc. (since November, 1990); President Landmark Financial Corporation (prior to July, 1990).

         *WILLIAM J. WILLIAMS -- Trustee; Chairman of the Board of Directors, The Western and Southern Life Insurance Company (since March, 1984); Chief Executive Officer, The Western and Southern Life Insurance Company (from March, 1984 to March, 1994).

         JOSEPH S. STERN, JR., 3 Grandin Place, Cincinnati, OH 45208 -- Trustee; Retired Professor Emeritus, College of Business, University of Cincinnati.

         PHILLIP R. COX, 4199 Crossgate Lane, Cincinnati, OH 45236 -- Trustee; President and Chief Executive Officer, Cox Financial Corp. (since 1972); Director, Federal Reserve Bank of Cleveland (since January, 1994); Director, Cincinnati Bell Inc. (since March, 1993); Director, PNC Bank (since October,
1992); Director, Cincinnati Gas & Electric Co. (since May, 1994).

         ROBERT E. STAUTBERG, 4815 Drake Road, Cincinnati, OH 45243 -- Trustee; Director, Scripps Howard Broadcasting Company (since May, 1989); Trustee, Good Samaritan Hospital (since January, 1988); Retired Partner and Director, KPMG Peat Marwick (since December, 1987); Trustee and Director of other not for profit organizations.

         DAVID POLLAK, 1313 Kemper, Suite 111, Cincinnati, Ohio 45246 -- Trustee; Retired President, The Ultimate Distributing Company (1986-1993); Vice-Chairman, Continental Steel Corporation (1982-1985); Vice-Chairman, XTEK (1972-1982); Director Emeritus, Fifth-Third Bank.

OFFICERS OF THE SA TRUST

         JILL T. MCGRUDER -- Vice President; Vice President and Chief Operations Officer, Touchstone Advisors, Inc. (since December, 1993); President and Chief Operations Officer, Touchstone Securities (since October, 1991); Executive Vice President, IFS Financial Services, Inc. (since May, 1991); Officer, Nationwide Life Insurance Company (May, 1981 to May, 1991).

         EDWARD S. HEENAN -- Treasurer; Vice President and Controller, Touchstone Advisors (since December, 1993); Director, Controller, Touchstone Securities (since October, 1991); Vice President and Comptroller, The Western and Southern Life Insurance Company (since 1987).

         THOMAS M. LENZ, 6 St. James Avenue, Boston, Massachusetts 02116 -- Secretary; Vice President and Associate General Counsel, Signature Financial Group, Inc. ("SFG") (since November, 1989); Assistant Secretary, Signature (since February, 1991); Attorney, Ropes & Gray (prior to November, 1989).

         DAVID G. DANIELSON, 6 St. James Avenue, Boston, Massachusetts 02116 -- Assistant Treasurer; Assistant Manager, SFG (since May, 1991); Graduate Student, Northeastern University (April, 1990 to March, 1991); Tax Accountant and Systems Analyst, Putnam Companies (prior to March, 1990).

         JOHN R. EDLER -- Assistant Treasurer; Vice President, SFG (since January 1993); Senior Tax Compliance Accountant, Putnam Investments (prior to December 1992). His address is 6 St. James Avenue, Boston, Massachusetts 02116.

         JAMES S. LELKO, JR., 6 St. James Avenue, Boston, Massachusetts 02116 -- Assistant Treasurer; Assistant Manager, SFG (since January, 1992); Senior Tax Compliance Accountant, Putnam Investments (prior to December, 1992).

         BRIAN J. MANLEY -- Assistant Treasurer; Vice President and Chief Financial Officer, Touchstone (since December, 1993); Vice President and Chief Financial Officer, Touchstone Securities (since November, 1991); Assistant Controller, The Union Central Life Insurance Company (prior to 1991).

         DANIEL E. SHEA, 6 St. James Avenue, Boston Massachusetts 02116 -- Assistant Treasurer; Assistant Manager, SFG (since November, 1993); Supervisor and Senior Technical Advisor, Putnam Investments (prior to November, 1993).

         MOLLY S. MUGLER, 6 St. James Avenue, Boston, Massachusetts 02116 -- Assistant Secretary; Legal Counsel and Assistant Secretary, SFG (since December,
1988); Assistant Secretary, Signature (since April, 1989).

         LINDA T. GIBSON, 6 St. James Avenue, Boston, Massachusetts 02116 -- Assistant Secretary; Legal Counsel and Assistant Secretary, SFG (since May,
1992); Assistant Secretary, Signature (since October, 1992); student, Boston University School of Law (September, 1989 to May, 1992); Product Manager, SFG (January, 1989 to September, 1989).

         ANDRES E. SALDANA, 6 St. James Avenue, Boston, Massachusetts 02116 -- Assistant Secretary; Legal Counsel, SFG (since November, 1992); Attorney, Ropes & Gray (September, 1990 to November, 1992); law student, Yale Law School (September, 1987 to May, 1990).

         Messrs. Lenz, Danielson, Elder, Lelko, Saldana and Shea and Mss. Gibson and Mugler also hold similar positions for other investment companies for which Signature or an affiliate serves as administrator or principal underwriter.

         No director, officer or employee of the Advisor, the Portfolio Advisors, the Distributor, the Administrator or any of their affiliates will receive any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the SA Trust. The SA Trust, the VI Trust and two affiliated trusts of the SA Trust together pay each Trustee who is not a director, officer or employee of the Advisor, the Portfolio Advisors, the Distributor, the Administrator or any of their affiliates an annual fee of $5,000 plus $1,000 per meeting attended and reimburses them for travel and out-of-pocket expenses. The annual and meeting fees are allocated among the four trusts in proportion to their respective net assets. For the period November 21, 1994 (commencement of operations) to December 31, 1994, the SA Trust incurred $2094.90 in Trustee fees and expenses.

                           TRUSTEE COMPENSATION TABLE

                                            PENSION OR
                                            RETIREMENT                                  TOTAL COMPENSATION
                           AGGREGATE        BENEFITS ACCRUED      ESTIMATED ANNUAL      FROM SA TRUST AND
NAME OF PERSON,            COMPENSATION     AS PART OF SA TRUST   BENEFITS UPON         FUND COMPLEX
POSITIONS                  FROM SA TRUST    EXPENSES              RETIREMENT            PAID TO TRUSTEES
Edward G. Harness, Jr.     none             none                  none                  none
Trustee

William J. Williams        none             none                  none                  none
Trustee

Joseph S. Stern, Jr.       $698.30          none                  none                  $2,250
Trustee

Phillip R. Cox             $698.30          none                  none                  $2,250
Trustee

Robert E. Stautberg        $698.30          none                  none                  $2,250
Trustee

David Pollak*              none             none                  none                  none
Trustee-------------------

* Mr. Pollak was elected to the Board of Trustees on March 30, 1995 and, therefore, was not compensated as a Trustee during the period ended December 31, 1994.

         As of April 30, 1995, the Trustees and officers of the SA Trust owned in the aggregate less than 1% of the interests of any Portfolio or the SA Trust (all series taken together, including series in which the Sub-Accounts do not invest).

ADVISOR, PORTFOLIO ADVISORS, ADMINISTRATOR AND SPONSOR

         ADVISOR

         The Advisor provides service to each Portfolio of the SA Trust pursuant to an Investment Advisory Agreement with the SA Trust (the "Advisory Agreement"). The services provided by the Advisor consist of directing and supervising each Portfolio Advisor, reviewing and evaluating the performance of each Portfolio Advisor and determining whether or not any Portfolio Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Advisory Agreement will continue in effect if such continuance is specifically approved at least annually by the Board of Trustees of the Portfolio Trust and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

         The Advisory Agreement is terminable, with respect to a Portfolio, without penalty on not more than 60 days' nor less than 30 days' written notice by the SA Trust, when authorized either by majority vote of the investors in the Portfolio (with the vote of each being in proportion to the amount of their investment) or by a vote of a majority of the Board of Trustees or by the Advisor, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Advisor nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolios, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

         The Trust's Prospectus contains a description of fees payable to the Advisor for services under the Advisory Agreement.

         For the period November 21, 1994 (commencement of operations) to December 31, 1994, each Portfolio incurred the following investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of the Portfolio.




                        Bond Portfolio            Growth & Income
                                                     Portfolio

Rate                        0.55%                      0.75%

Amount                      $6,064                     $8,015

         For the period November 21, 1994 (commencement of operations) to December 31, 1994, the Advisor has waived its Investment Advisory fee.

         PORTFOLIO ADVISORS

         The Advisor has, in turn, entered into a portfolio advisory agreement (each a "Portfolio Agreement") with each Portfolio Advisor selected by the Advisor for a Portfolio. Under the direction of the Advisor and, ultimately, of the Board of Trustees of the SA Trust, each Portfolio Advisor is responsible for making all of the day-to-day investment decisions for the respective Portfolio.

         Each Portfolio Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Portfolio Agreement contains provisions similar to those described above with respect to the Advisory Agreement.

         ADMINISTRATOR

         Pursuant to an administrative services and fund accounting agreement (the "Administrative Services Agreement"), Signature provides the SA Trust with general office facilities and supervises the overall administration of the SA Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the SA Trust; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the SA Trust. The Administrator provides persons satisfactory to the Board of Trustees of the SA Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the SA Trust, may be directors, officers or employees of the Administrator or its affiliates.

         For the services to be rendered and the facilities to be provided by Signature under the Administrative Services Agreement, the SA Trust shall pay to Signature an administrative services and accounting fee from the assets of each SAT Portfolio that is determined, on an annual basis (but calculated and paid monthly), by (a) multiplying the average daily net assets of all Portfolios of the SA Trust by a percentage derived as follows:

                  on the combined average daily net assets of all Portfolios of the SA Trust up to $100 million -- 0.20%;
                  on the combined average daily net assets of all Portfolios of the SA Trust from $100 million to $200 million -- 0.18%;
                  on the combined average daily net assets of all Portfolios of the SA Trust from $200 million to $500 million -- 0.12%;
                  on the combined average daily net assets of all Portfolios of the SA Trust from $500 million to $1 billion -- 0.08%;
                  on the combined average daily net assets of all Portfolios of the SA Trust greater than $1 billion -- 0.05%; and

         (b) allocating the resulting fee among the Portfolios in proportion to their respect average daily net assets.

          In addition each SAT Portfolio is subject to a minimum annual administrative services and fund accounting fee of $60,000 ($40,000 in the first year of operations). In the case of the SAT Portfolios, this minimum fee is subject to increases depending on how many investors each Portfolio has.

         For the period November 21, 1994 (commencement of operations) to December 31, 1994, each SAT Portfolio incurred $4,384 in administrative and fund accounting fees.

         The Administrative Services Agreement provides that Signature may render administrative services to others. The Administrative Services Agreement also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission, except for wilful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Agreement.

         The Administrative Services Agreement terminates automatically if it is assigned and may be terminated, with respect to a Portfolio, without penalty by majority vote of the Sub-Account and the other investors in the Portfolio (with the vote of each being in proportion to the amount of their investment) or by either party on not more than 60 days' nor less than 30 days' written notice.

         Signature is a wholly-owned subsidiary of Signature Financial Group, Inc., a Delaware corporation.

         SPONSOR

         Touchstone Advisors, Inc. serves also (in addition to its services as Advisor to each Portfolio of the SA Trust) as the sponsor ("SPONSOR") of each SAT Portfolio pursuant to a sponsor agreement (the "SPONSOR AGREEMENT"). Under each Sponsor Agreement, the Sponsor provides oversight of the various service providers to each of the SA Trust and the SAT Portfolios, including the Administrator and the Custodian. For its services in this regard, the Sponsor is paid a fee, on an annual basis, equal to 0.20% of the average daily net assets of each Portfolio. The Sponsor Agreement may be terminated by the Sponsor on not less than 30 days prior written notice and by the SA Trust, as to any Portfolio. The Sponsor has advised the SA Trust that it will waive all fees under the Sponsor Agreement through April 30, 1996.

CUSTODIAN

         Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts 02111, serves as custodian for the SA Trust and for each SAT Portfolio pursuant to the custody agreement (the "Custodian"). As Custodian, it holds each Portfolio's assets.

COUNSEL AND INDEPENDENT ACCOUNTANTS

         Frost & Jacobs, 2500 PNC Center, 201 East 5th Street, Cincinnati, Ohio 45202, serves as counsel to the SA Trust and each SAT Portfolio. Coopers & Lybrand, L.L.P., One Post Office Square, Boston, Massachusetts 02109, acts as independent accountants of the SA Trust and each SAT Portfolio.


                          ORGANIZATION OF THE SA TRUST

         Interests in the SA Trust do not have cumulative voting rights, which means that holders of more than 50% of such interests (which includes the interests held by other investors in the SAT Portfolios (Growth & Income and Bond) and the interests of other investors in Portfolios of the SA Trust that are not available for investment by the Sub-Accounts) voting for the election of Trustees can elect all Trustees. Accordingly, it is unlikely that Owners having Contract Value in the Sub-Accounts that invest in the SAT Portfolios will be able to control the election of any of the Trustees. Matters affecting the SAT Portfolios are generally decided by separate vote of each SAT Portfolio, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

         The SA Trust, in the Portfolios of which all of the assets of the corresponding Sub-Accounts will be invested, is organized as a trust under the laws of the State of New York. Each Sub-Account and other entity investing in an SAT Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Sub-Account incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trust's Trustees believe that no Sub-Account (or any Owner having Contract Value therein) will be adversely affected by reason of the Sub-Account's investing in the corresponding Portfolio.


                                    TAXATION

TAXATION OF THE PORTFOLIOS

         Each of the Portfolios will be classified as a partnership for federal income tax purposes. Furthermore, none of the Portfolios will be a "publicly traded partnership" for purposes of Section 7704 of the Code. Consequently, the Portfolios will not be subject to federal income taxation. Instead, each entity that invests in a Portfolio must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items for the year, without regard to the amount of cash distributions it has received during the year from the Portfolio. Although no Portfolio will be subject to federal income tax, each will file appropriate income tax returns as required by the Code.

SUB-ACCOUNT DIVERSIFICATION

         Each Sub-Account that invests in a Portfolio will be treated as owning a proportionate interest in the assets held by the Portfolio for purposes of determining whether the Sub-Account is adequately diversified within the meaning of Section 817(h) of the Code. The diversification requirement must be satisfied in order for the Contract to be treated as an "annuity contract" under the Code.

                              FINANCIAL STATEMENTS

         The following financial statements for Western-Southern Life Assurance Company the fiscal periods indicated are attached hereto:

         (1) Report of Coopers & Lybrand L.L.P. on the Financial Statements of Western-Southern Life Assurance Company.

         (2) Balance Sheets of Western-Southern Life Assurance Company as of December 31, 1994 and 1993.

         (3) Summaries of Operations for Western-Southern Life Assurance Company for the Years Ended December 31, 1994, 1993 and 1992.

         (4)      Statements   of   Changes   in   Shareholder's    Equity   for
                  Western-Southern Life Assurance Company for the Years Ended December 31, 1994, 1993 and 1992.

         (5) Statements of Cash Flows for Western-Southern Life Assurance Company for the Years Ended December 31, 1994, 1993 and 1992.

                    WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of The Western and
                        Southern Life Assurance Comapny)

                                     -----

                   REPORTS ON AUDITS OF FINANICAL STATEMENTS
              for the years ended December 31, 1994, 1993 and 1992

                       REPORT OF INDEPFNDFNT ACCOUNTANTS


To the Board of Directors
Western-Southern Life Assurance Company

We  have  audited  the  accompanying   balance  sheets   (statutory   basis)  of
Western-Southern Life Assurance Company (a wholly-owned subsidiary of The Western and Southern Life Insurance Company) as of December 31, 1994 and 1993, and the related summaries of operations (statutory basis) and statements of changes in shareholder's equity (statutory basis) and cash flows (statutory basis) for the three years in the period ended December 31. 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an-opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these finanical statements were prepared in conformity with accounting practices prescribed or permitted by insurance regulatory authorities.

In our opinion. the financial statements referred to above present fairly, in all material respects, the financial position of Western-Southern Life Assurance Company as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the three years in the period ended December 31, 1994 in conformity with accounting practiccs prescribed or permitted by insurance regulatory authorities, which practices are considered to be generaliv accepted accounting principles for wholly-owned stock life subsidiaries of mutal life insurance companies.






/s/COOPERS & LYBRAND L.L.P.

Cincinnati, Ohio
April 12, 1995

                    WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of The Western and
                        Southern Life Insurance Company)
                                 BALANCE SHEETS
                        as of December 31, 1994 and 1993
                        -------------------------------


               ASSETS

                                                                  1994          1993
                                                               -----------   -----------
                                                                    (in thousands)


Debt securities                                               $1,710,601      $1,348,150
Preferred and common stocks                                       58,325          31,699
Mortgage loans                                                   141,278         149,189
Policy loans                                                      51,941          50,815
Cash and temporary investments                                    53,516          66,849
Other invested assets                                             35,937          37,229
                                                               ---------       ---------

     Cash and invested assets                                  2,051,598       1,683,931

Investment income due and accrued                                 26,965          22,861


Reinsurance due, held by parent                                  32,249           35,177
Other assets                                                      2,142            1,514
                                                               --------        ---------
     Total assets                                            $2,112,954        $1,743483
                                                              =========        =========



               LIABILITIES

Policy reserves                                              $1,925,319       $1,538,880
Policy claims in process of settlement                            5,961            6,555
Federal income taxes payable                                      4,692           13,309

Amounts due to parent:
  Reinsurance premiums                                           27,072           28,123
  General expenses                                                5,261           14,134
Liability for temporary investments held for affil                4,942            8,308
Other liabilities                                                13,228           11,568
Interest maintenance reserve                                     11,612           17,618
Asset valuation reserve                                          17,033           14,536
                                                               --------        ---------
     Total liabilities                                        2,015,120        1,653,031
                                                             ----------        ---------


               SHAREHOLDER'S EQUITY

Common stock, $1 par value, authorized 10,000,000
  shares, issued and outstanding 1,500,000 shares                 1,500            1,500
Paid-in capital                                                 160,000          150,000
Retained earnings (deficit)                                     (63,666)         (61,048)
                                                               ---------         --------
     Total shareholder's equity                                  97,834           90,452
                                                               ---------        ---------
     Total liabilities and stockholder's equity              $2,112,954       $1,743,483
                                                              ==========       =========



                     The accompanying notes are an integral
                       part of the financial statements.

                    WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of The Western and
                        Southern Life Insurance Company)
                            SUMMARIES OF OPERATIONS
              for the years ended December 31, 1994, 1993 and 1992
                                 (in thousands)





                                                     1994         1993         1992
                                                  -----------  -----------  -----------


Revenue:
  Premiums                                        $496,525       $416,689       416,359
  Net investment income                            146,958        122,565        98,597
                                                  --------        -------     ---------
                                                   643,483        539,254       514,956
                                                  --------        -------     ---------

Policy benefits and expenses:
  Death benefits                                    58,418         51,302        45,195
  Annuity benefits                                  58,044         33,160        16,324
  Surrender benefits                                27,064         24,372        24,142
  Other benefits                                     2,453          2,179         1,616

Increase in policy reserves                        387,507        327,458       344,460
Commissions on premiums                             44,817         42,501        40,696
General expenses                                    52,474         43,890        43,745
                                                  --------       --------     ---------
                                                   630,777        524,862       516,178
                                                  --------       --------     ---------

  Gain (loss) from operations before federal income
       taxes and net realized capital loss          12,706         14,392        (1,222)

Federal income taxes                                 5,324          6,579         2,177
                                                  --------       --------     ----------
   Net gain from operations before net
       realized capital loss                         7,382          7,813        (3,339)



Net realized capital loss, less federal
  income benefit of $36 in 1994,
   $374 in 1993 and $1,470 in 1992                    (314)         (654)        (3,780)
                                                  ---------      --------     ----------
     Net income                                     $7,068        $7,159         (7,119)
                                                  =========      ========     ===========








                     The accompanying notes are an integral
                       part of the financial statements.

                 WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of The Western and
                        Southern Life Insurance Company)
                 STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
              for the years ended December 31, 1994, 1993 and 1992
                              --------------------



                                                     1994         1993         1992
                                                  -----------  -----------  -----------
                                                              (in thousands)



Shareholder's equity, beginning of year              $90,452       $60,425     $69,577

Net income                                             7,068         7,159      (7,119)

Change in asset valuation reserve                     (2,497)       (1,220)     (2,185)

Change in net unrealized gains (losses):

     Unaffiliated common stock                          (918)            0           0

     Subsidiaries                                     (3,332)       (3,435)     (2,097)

     Other invested assets                            (1,235)         (504)      2,541


Change in reserves on real estate and
  mortgage loans                                          46        (1,899)          0

Capital contribution from parent                      10,000        30,000           0

Other changes, net                                    (1,750)          (74)       (292)
                                                  -----------     ----------  ----------
Shareholder's equity, end of year                    $97,834       $90,452     $60,425
                                                  ===========     ==========  ==========

















                     The accompanying notes are an integral
                       part of the financial statements.

                    WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of The Western and
                        Southern Life Insurance Company)
                            STATEMENTS OF CASH FLOWS
              for the years ended December 31, 1994, 1993 and 1992
                             ----------------------




                                                       1994         1993         1992
                                                    -----------  -----------  -----------
                                                                (in thousands)


Net cash from operations:
  Premium and annuity considerations                $493,630     $418,117      $417,228
  Net investment income received                     140,579      116,565        94,593
  Other income received                                  256           25         3,605
                                                    --------     --------      --------
                                                     634,465      534,707       515,426

  Surrender and annuity benefits paid                (84,851)     (58,101)      (40,456)
  Death and other benefits to policyholders          (58,535)     (52,678)      (49,277)
  Commissions, other expenses and taxes paid         (93,899)     (84,221)      (79,804)
  Net increase in policy and other loans             (14,516)      (4,920)       (5,617)
  Federal income taxes paid to parent                (11,716)      (4,726)       (7,518)
                                                    ---------    ---------    ----------
     Net cash from operations                        370,948      330,061       332,754

Proceeds from investments sold, matured or repaid:
  Debt securities                                    343,311      354,232       509,326
  Stocks                                              10,149       87,647         1,000
  Mortgage loans                                       7,047       27,949         8,338
  Other invested assets                                4,290        3,010         1,378
                                                    ---------    ---------    ----------
     Total investment proceeds                       364,797      472,838       520,042


Capital Contributions                                 10,000       30,000
Other sources                                                      47,851           573
                                                    ---------    ---------    -----------
     Total cash provided                             745,745      880,750       853,369
                                                    ---------    ---------    -----------

Cost of investments acquired:
  Debt securities                                    711,387      709,765       812,436
  Stocks                                              41,271       89,099        32,617
  Mortgage loans                                       1,628       13,468           241
  Other invested assets                                2,414           39           937
                                                    ---------    ---------     ---------
     Total investments acquired                      756,700      812,371       846,231

Other cash applied, net                                2,378        2,898         6,313
                                                    ---------    ----------    ---------
     Total cash applied                              759,078      815,269       852,544
                                                    ---------    ----------    ----------

Net change in cash and temporary investments         (13,333)      65,481           825

Cash and temporary investments:
  Beginning of year                                   66,849        1,368           543
                                                    ----------   ----------    ----------
  End of year                                        $53,516      $66,849        $1,368
                                                    ==========   ==========    ==========








                    The accompanying notes are an intergral
                       part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

1.       PRINCIPAL ACCOUNTING POLICIES:
         -----------------------------

         Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, a mutual life insurance company.

         The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by insurance regulatory authorities, which practices are considered to be generally accepted accounting principles (GAAP) for wholly-owned stock life subsidiaries of mutual life insurance companies. Certain amounts for 1993 and 1992 have been reclassified to conform to the 1994 presentation.

         In January 1995, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts. This Statement, effective for fiscal years beginning after December 15, 1995, extends the requirements of SFAS Nos. 60, 97, and 113 to mutual life insurance companies. It also defers the effective date of Interpretation 40, previously issued by the FASB in 1993, to fiscal years beginning after December 15, 1995. Interpretation 40 indicated that financial statements of mutual life insurance companies prepared on a statutory basis will no longer be considered in conformity With GAAP. In addition, the American Institute of Certified Public Accountants has issued Statement of Position (SOP) 95-1, Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises, which is also effective for fiscal years beginning after December 15, 1995. This SOP establishes accounting for certain participating life insurance contracts. These statements apply to the Company since it is a subsidiary of a mutual company.

         The effect of initially applying SFAS No. 120, Interpretation 40, and SOP 95-1 is to be reported retroactively through restatement of all previously issued annual financial statements presented for comparative purposes for fiscal years beginning after December 15, 1992. The effect of implementation of this standard has not yet been determined, although management expects the implementation to have a positive impact on the Company's shareholder's equity. Management may initiate the accounting changes in 1996.

         The following is a description of the principal accounting policies and practices used in the preparation of these financial statements.

         Revenues and Expenses
         ---------------------

         Premium revenues on fixed premium policies are recognized when due over the premium paying period of the policies. Premium revenues on flexible premium policies are recognized when received. Commissions and other costs of acquiring the policies are charged to expense when incurred.

         Valuation of Investments
         ------------------------

         o Debt securities and stock values are as prescribed by the National Association of Insurance Commissioners (NAIC); debt securities principally at amortized cost, preferred stocks in good standing at cost and al other stocks at market.

         o        Investments in subsidiaries are recorded on the equity method.
                  The net income or loss of such subsidiaries is recorded directly to retained earnings.

         o Mortgage loans not in default are carried at outstanding indebtedness adjusted for unamortized premium or discount. Mortgage loans in default and property acquired in satisfaction of debt are recorded at the lower of the related indebtedness or fair market value.

         o Policy loan values are at outstanding indebtedness not in excess of policy cash surrender value.

         o Real estate joint ventures and partnerships are accounted for on the equity method, with the equity in earnings recorded through net investment income and retained earnings for general and limited partnership interests, respectively.

         The asset valuation reserve serves to provide a reserve, recorded through retained earnings, against fluctuations in the market values of debt securities, stocks, mortgage loans, real estate and other invested assets. The interest maintenance reserve defers the recognition of realized capital gains and losses resulting from changes in interest rates on fixed income investments sold and amortizes the gains and losses into investment income over the approximate remaining life of the investments sold. The net gain (loss) deferred as a result of recording the interest maintenance reserve was $(4,065,000) and $11,241,000 net of federal income taxes (benefit) of $(2,189,000) and $6,357,000, in 1994 and 1993, respectively.

         Realized gains and losses from sales of securities are determined on the basis of specific identification and recognized on the trade date. Realized gains and losses, adjusted for the interest maintenance reserve, are included in the determination of net income. Adjustments to fair market value for permanent declines in value of mortgage loans property acquired in satisfaction of debt and real estate are treated as realized losses and are included in net income. Adjustments for declines which are not permanent and for valuation reserves are treated as unrealized losses. Unrealized gains and losses on all investments are reported as adjustments to retained earnings.

         Policy Reserves
         ---------------

         Policy reserves for life insurance, annuity contracts and supplemental benefits are developed by using accepted actuarial methods and are computed principally on the Commissioner's Reserve Valuation Method. The following mortality tables and interest rates are used:

                                         Percentage of Reserves
                                         ----------------------
                                            1994        1993
                                         ----------------------


Life insurance:
  58 CSO and 80 CSO, 3 1/2% - 5 1/2%        40.2%       47.6%

Annuities:                                  59.1        51.6
  Various, 2-1/2% - 8-1/4%

Supplemental benefits:                       0.7         0.8
  Various, 2-1/2% - 8-1/4%               ----------------------

                                           100.0%      100.0%
                                         ======================

         Cash and Temporary Investments
         ------------------------------

         The Company considers short-term investments with an original maturity of three months or less to be temporary investments.

         Federal Income Taxes
         --------------------

         The Company's parent files a consolidated tax return with its eligible subsidiaries, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written agreement.

2.       FAIR VALUES OF FINANCIAL INSTRUMENTS:
         -------------------------------------

         Statements of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value.

         The following methods and assumptions were used to estimate the fair value of the Company's financial instruments:

         Cash and Temporary Investments
         ------------------------------

         The  carrying   amounts   reported  in  the  balance  sheet  for  these
         instruments approximate their fair values.

         Debt securities
         ---------------

         Fair values for debt securities are based on quoted market prices.

         The amortized cost and estimated fair values of investments in debt securities at December 31, 1994 and 1993, are as follows:

                                                      1994
                               -------------------------------------------------

                              Amortized  Unrealized  Unrealized   Estimated Fair
                                 Cost       Gains      Losses         Value
                               -------------------------------------------------
                                                (in  thousands)

U.S.  Treasury securities
 and obligations of U.S.
 government corporations
 and agencies                  $16,641        $66         $613         $16,094

Debt  securities  issued  by
 states  of  the  U.S. and
 political  subdivisions
 of  the  states                74,407        104       $3,813          70,698

Corporate  securities          938,137     12,013       53,479         896,671
Foreign  governments             4,854                      34           4,820
Mortgage-backed  securities    676,563      1,590       51,040         627,113

                            ----------------------------------------------------
                  Total     $1,710,602    $13,773     $108,979      $1,615,396
                            ====================================================

                                                   1993
                             ---------------------------------------------------
                              Amortized   Unrealized   Unrealize  Estimated Fair
                                 Cost        Gains       Losses        Value
                             ---------------------------------------------------
                                             (in  thousands)
   U.S.   Treasury securities
    and obligations of U.S.
    government corporations
    and agencies                 $6,740        $369                    $7,109

   Debt securities issued
    by states of the U.S.
    and political subdivisions
    of the states                46,387       3,228         $269       49,347

   Corporate  securities        611,144      60,096        2,676      868,364

   Mortgage-backed securities   486,866      27,291        2,648      513,508

                          -----------------------------------------------------
Total                        $1,353,137     $90,984       $5,793   $1,438,328



The amortized cost and estimated fair value of debt securities at December 31, 1994, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                             Amortized       Estimated market
                                               Cost               value
                                            ------------       ------------
                                                    (in thousands)

Due in one year or less                        $11,857            $11,751

Due after one year through five years          155,078            155,803

Due after five years  through  ten  years      648,029            617,210

Due after ten years                            219,075            203,519
                                            ------------       ------------
                                             1,034,039            988,283

Mortgage-backed securities                     676,563            627,113
                                            ------------       ------------
Total                                       $1,710,602         $1,615,396
                                            ============        ============

         Proceeds from sales of investments in debt securities during 1994, 1993 and 1992 were $343,311,000, $354,232,000 and $509,326,000, respectively.  Gross gains of $7,688,000,  $18,674,000  and $12,851,000 and gross losses of $13,698,000, $430,000 and $2,544,000 were realized on those sales in 1994, 1993 and 1992, respectively.


         Preferred and Common Stocks
         ---------------------------

         Common stocks are carried in the balance sheet at their fair value. Preferred stock, with a carrying amount of $28,717,000 and $30,716,000, has an estimated fair value of $29,064,000 and $34,011,000 at December 31, 1994 and 1993, respectively.


         Mortgage Loans
         --------------

         The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are estimated at the lower of the fair market value of the related underlying collateral or carrying value of the loan . At December 31, 1994 and 1993, the mortgage loan reserve, recorded as a liability in the balance sheet, was $973,000 and $1,199,000, respectively. The carrying amounts and fair values of the Company's investments in mortgage loans were as follows at December 31, 1994 and 1993:

                                  1994           1993

                          Carrying     Fair      Carrying     Fair
                           Amount      Value      Amount      Value
                         --------     -------    --------    -------
                                         (in thousands)

Mortgage Loans           $141,278    $140,675     $149,189   $158,580


         Policy Loans
         ------------

         The Company believes it is not practicable to estimate the fair value of policy loans. These assets, Totalling $51,941,000 and $50,815,000 at December 31, 1994 and 1993, respectively, are carried at their aggregate unpaid principal balances. Estimation of the fair market value is not practicable as the loans have no stated maturity and are an integral part of the related insurance contracts.

         Reserves for Investment-Type Insurance Contracts
         -------------------------------------------------

         Certain reserves for investment-type insurance contracts do not include mortality or morbitity risk. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values for all insurance reserves and investment contracts are taken into consideration in the Company's overall management of interest rate risk.

         The Company believes that all individual annuity contracts which are in the cash value fund accumulation phase prior to annuitization represent investment-type insurance contracts. The fair values for these contracts have been estimated as the carrying values in the balance sheet less any applicable surrender charges. It also believes the single premium immediate annuities without life contingencies represent investment contracts. The fair value of these annuities is estimated by recalculating the reserve at a reinvestment interest rate determined from Asset/Liability matching. At December 31, 1994 and 1993 the amounts are as follows:

                                            1994               1993
                                           ------             ------
                                Carrying      Fair      Carrying      Fair
                                 Amount       Value      Amount       Value
                                --------    --------    --------     --------
                                    (in thousands)           (in thousands)

    Individual annuities      $1,095,889  $1,076,109   $754,448      $731,366
                              ==========  ===========  =========     =========


3.    RELATED PARTY TRANSACTIONS
      ---------------------------

      The Company has three modified coinsurance agreements under which it cedes all of its universal life insurance business to its parent. Under the terms of the agreement, the Company retains the reserves and related assets. The Company also records in its summaries of operations premiums less experience refunds, commissions, adjustments to reserves as specified in the agreement, benefits incurred and other related expenses of this business. The net effect of the agreements on operations of the Company has been recorded as a reduction in general expenses of $793,000, $6,765,000 and $8,667,000 in 1994, 1993, and 1992, respectively.

      The Company also has a coinsurance agreement under which it assumes all of its parent's flexible premium annuity business. Under the terms of this agreement, the Company assumed reserves of $31,Z43,000 and S32,384,000 as of December 31, 1994 and 1993, respectively. Amounts included in the summaries of operations resulting from this agreement are as follows:

                                1994              1993          1992
                             -----------------------------------------
                                          (in thousands)

Premiums                        $1,177            $493           $708
Net investment income           11,916           2,171          2,438
Benefits and expenses            3,715           2,851          3,034
Increase/(Decrease)
in policy reserves              (1,141)           (187)           112


      The Company has no employees of its own and reimburses its parent for management services and rent. Management services provided by the parent amounted to $32,291,000, $30,971,000, and $31,669,000 in 1994, 1993 and
      1992, respectively. Rent expense was $4,126,000, $3,858,000 and $2,775,000 in 1994, 1993 and 1992, respectively.

      During 1994 and 1993, the Company made capital contributions of $3,225,000 and $1,000,000, respectively, r-o its wholly-owned subsidiary IFS Financial Services (IFS). Additionally, .he Company pays commissions to IFS for sales made on behalf of the Company. These commissions r-otalled $1,858,000, $1,099,000 and $745,000 in 1994, 1993 an 1992, respectively.

      During 1994 and 1993, the Company's parent made capital contributions o@@ $10,000,000 and $30,000,000, respectively, to rhe Company.

      At December 31, 1994, the company had 28,732,000 invested in the Touchstone Funds, a mutual funds administered by Touchstone Advisors, Inc., a wholly-owned subsidiary of IFS.

4.    FEDERAL INCOME TAXES:
      --------------------

      In 1987, the Company's parent recorded an assessment from the Internal Revenue Service relating to an audit of the 1982 and 1983 consolidated tax returns in which the Company was included. The assessment related to the Company amounted to S71,725,000 and included interest in the amount of $26,380,000. The issue involved in the assessment was the disallowance of certain deductions relating to life reserves of the Company's universal life products taken in excess of such reserves computed for statutory purposes. The assessment was paid in order to litigate the issue as the Company maintains that the original deductions were proper and in accordance with the Internal Revenue Code. In 1994, the U.S. District Court issued a summary judgement which stated the original deductions were proper, entitling the Company's parent to a refund of all related assessments paid including interest, which approximates $105 million. This judgement is being appealed by the IRS. The effect of the final resolution of this matter will be recorded by the Company's parent in accordance with the tax sharing agreement.

      Following is a reconciliation between the amount of tax computed at the federal statutory rate of 35% and the federal income tax provision (exclusive of taxes related to capital gains or losses) reflected in the summary of operations;


                                                                    1994         1993             1992
                                                                   ------------------------------------
                                                                            (in thousands)

Income tax (benefit) computed at statutory rate                    $4,447       $5,037           ($415)

Increase (decrease) in taxes resulting from:
  Adjustments to statutory reserves for tax
    purposes                                                        2,999          680           3,584
  Deferred acquisition costs recorded or tax
    purposes                                                        1,401        1,475           1,382
  Reclassification of capital gains to ordinary
    income                                                            231          213             155
  Mortgage loan writedowns recorded in prior
    years through shareholder's equity                               (30)         (649)         (1,747)
  Bond discount accrual                                             (899)         (398)           (387)
  Difference between book and tax income from
    investments in partnerships                                       439               770       (186)
  Change in deferred and uncollected                                 (368)             (558)      (279)
  Guaranty fund assessment accrued at year end                       (216)              525
  Amortization of interest maintenance reserve                       (679)             (520)
  Changes in prior period estimates                                (1,594)
  Other                                                              (406)                4         10
                                                                   ------------------------------------

Federal income taxes                                               $5,324            $6,579     $2,117
                                                                   ====================================

         In 1992, the Company recorded the deferred tax benefit of $700,000 related to the writedown of certain real estate properties which will be recorded for tax purposes in later years.

5.       SUBSIDIARIES:
         ------------

         The following represents combined capsule information for the company's whollyowned subsidiaries, IFS Financial Services, Inc. and Courtyard Nursing Care, Inc., for the years ended December 31, 1994 and 1993:

                                   1994             1993
                                  ---------------------
                                    (in thousands)

          Assets                  $3,694           $3,922
          Liabilities                983            1,979
          Net revenues             2,696            2,452
          Net loss                (2,457)          (2,104)

6.       PERMITTED STATUTORY ACCOUNTING PRACTICES
         ----------------------------------------

         The Company, which is domiciled in ChIo, prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the State of Ohio Department of Insurance. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. Furthermore, the NAIC has a project to codify statutory accounting practices, the result of which is expected to constitute the only source of "prescribed"
         statutory accounting practices. Accordingly, that project, which is expected to be completed in 1995 will likely change the definitions of what comprises prescribed versus permitted statutory accounting practices, and may result in changes to the accounting policies that insurance enterprises use to prepare their statutory financial statements.

         The Company received written approval from the State of Ohio Department of Insurance to record Guaranty Fund Assessments when billed and defer the amount on the balance sheet to the extent that they are recoverable through premium tax credits. When the tax credits are realized, the deferred tax assessment is removed from the balance sheet as a charge to premium tax expense. There is no prescribed statutory accounting treatment for these transactions.

         The Company also received approval to record all taxes, including interest, assessments, settlements and corrections through the Summary of Operations, rather than as a direct charge to shareholder's equity. There is no prescribed accounting treatment for these transactions.

                                    APPENDIX

            BOND, COMMERCIAL PAPER AND MUNICIPAL OBLIGATIONS RATINGS

         Set forth below are descriptions of the ratings of Moody's and S&P, which represent their opinions as to the quality of the Municipal Obligations and securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S BOND RATINGS

         Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca.  Bonds  which  are  rated  Ca  represent   obligations   which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Unrated. Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1.       An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effect of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1 and B-1.

S&P'S BOND RATING

         AAA. Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from higher rated issues only in a small degree.

         A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

         BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

         BB, B, CCBonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

         C1. The rating C1 is reserved for income bonds on which no interest is being paid.

         D. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF S&P MUNICIPAL BOND RATINGS:

         AAA - Prime - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

         General Obligation Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

         Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

         AA - High Grade - The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

         A - Good Grade - Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

         General Obligations Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

         Revenue Bonds - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provision, while satisfactory, are less stringent.
Management performance appearance appears adequate.

         S&P's letter ratings may be modified by the addition of a plus or a minus sigh, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gild edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modified 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS:

         Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or -2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS:

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG2 are of high quality, with ample margins of protection, although not as large as the preceding group.

S&P'S COMMERCIAL PAPER RATINGS

         A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-terms promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by eternal conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

DISTRIBUTOR

Touchstone Securities, Inc.                  SUB-ACCOUNTS
318 Broadway
Cincinnati, Ohio  45202                      oEmerging Growth
(800) 669-2796                               oInternational Equity
                                             oGrowth & Income
INVESTMENT ADVISOR                           oBalanced
                                             oIncome Opportunity
Touchstone Advisors, Inc.                    oBond
318 Broadway                                 oStandby Income
Cincinnati, Ohio  45202

VARIABLE ANNUITY SERVICE CENTER

Touchstone Variable Annuity Service Center
P.O. Box 419707
Kansas City, Missouri  64179-0819
(800) 669-2796

CUSTODIAN

Investors Bank & Trust Company               STATEMENT OF
89 South Street                              ADDITIONAL INFORMATION
Boston, Massachuse                           May 1, 1995, as amended
                                             November 14, 1995
INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
201 East Fourth Street
Cincinnati, Ohio 45202

LEGAL COUNSEL

Frost & Jacobs
2500 PNC Center
201 East Fifth Street
Cincinnati, Ohio  45202